                             POWER OF ATTORNEY FOR

                       REGISTRATION STATEMENT ON FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Robert F. X. Sillerman and Howard J. Tytel or either of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in the capacities stated below, in connection with the Registration Statement on Form S-4 (the "Registration Statement"), under the Securities Act of 1933, as amended (the"Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Vice President, Chief Financial Officer, Treasurer, Vice President of Finance, principal financial officer or principal accounting officer, or any combination thereof of:

SFX Entertainment, Inc.                Magicworks Exhibitions, Inc.

                                       Magicworks Fashion Management, Inc.

AKG, Inc.                              Magicworks Merchandising, Inc.

American Artists, Inc.                 Magicworks Sports Management, Inc.

American Artists Limited, Inc.         Magicworks Theatricals, Inc.

Ant Theatrical Productions, Inc.       Magicworks Transportation, Inc.

Ardee Festivals N.J., Inc.             Magicworks West, Inc.

Atlanta Concerts, Inc.                 Marco Entertainment, Inc.

Audrey & Jane, Inc.                    Melody Tent and Amphitheater, Inc.

Avalon Acquisition Corp.               Murat Center Concerts, Inc.

Beach Concerts, Inc.                   New Avalon, Inc.

BG Presents, Inc.                      NOC, Inc

BGP Denver, Inc.                       Oakdale Theater Concerts, Inc.

Bill Graham Enterprises, Inc.          Old PCI, Inc.

Bill Graham Management, Inc.           PACE AEP Acquisition, Inc.

Bill Graham Presents, Inc.             PACE Amphitheatres, Inc.

Boston Playhouse Realty, Inc.          PACE Amphitheater Management, Inc.

Boylston Street Theatre Corp.          PACE Bayou Place, Inc.

Broadway Concerts, Inc.                PACE Communications, Inc.

Broadway Series Associates, Inc.       PACE Concerts GP, Inc.

Broadway Series Management             PACE Concerts, Ltd.
  Group, Inc.
                                       PACE Entertainment Corporation
Camarillo Amphitheater Managing
  Partners, Inc.                       PACE Entertainment GP Corp.

Concert Productions (UK) Limited

Concerts, Inc.                         PACE Entertainment Group, Ltd.

Connecticut Amphitheater Development   PACE Motor Sports, Inc.
  Corporation
                                       PACE Music Group, Inc.
Connecticut Concerts Incorporated
                                       PACE Productions, Inc.
Connecticut Performing Arts, Inc.
                                       PACE Theatrical Group, Inc.
Contemporary Group Acquisition Corp.
                                       PACE Touring, Inc.
Contemporary Group, Inc.
                                       PACE U.K. Holding Corporation
Contemporary Marketing, Inc.
                                       PACE Variety Entertainment, Inc.
Contemporary Productions Incorporated
                                       PEC, Inc.
Contemporary Sports Incorporated
                                       Performing Arts Management of North
Cooley and Conlon Management Co.
                                       Miami, Inc.
Deer Creek Amphitheater Concerts, Inc.
                                       Polaris Amphitheatre Concerts, Inc.
DiCesare-Engler, Inc.
                                       PTG-Florida, Inc.
DiCesare-Engler Promotions, Inc.
                                       QN Corp.
DLC Corp.
                                       SFX Acquisition Corp.
DLC Funding Corp.
                                       SFX Concerts of the Midwest, Inc.
Dumb Deal, Inc.
                                       SFX Concerts, Inc.
Eagle Eye Entertainment Inc.
                                       SFX Delaware, Inc.
Eagle Eye Entertainment USA Inc.
                                       SFX Radio Network, Inc.
EMI Acquisition Sub, Inc.
                                       SFX Sports Group, Inc.
Entertainment Performing Arts, Inc.
                                       SFX Touring, Inc.
Event Merchandising, Inc.
                                       Shelli Meadows, Inc.
Exit 116 Revisited, Inc.
                                       Shoreline Amphitheatre, Ltd.
Falk Associates Management
  Enterprises, Inc.                    SM/PACE, Inc.

Festival Productions, Inc.             Southeast Ticketing Company

Fillmore Corporation                   Southern Promotions, Inc.

Fillmore Fingers, Inc.                 STEP Entertainment Services, Inc.

Financial Advisory Management          Sunshine Designs, Inc.
  Enterprises, Inc.
                                       Suntex Acquisition, Inc.
Grand Slam Sports Marketing, Inc.
                                       TAP Productions, Inc.
High Cotton, Inc.
                                       TBA Media, Inc.
In House Tickets, Inc.
                                       Tennis Events, Inc.
International Music Ltd.
                                       The Album Network Inc.
International Music Tour I Ltd.
                                       Ticket Service, Inc.
International Music Tour II Ltd
                                       Touring Artists Group, Inc.
International Music (USA) Inc.
                                       Touring Artists Group, Inc.
International Music Tour I (USA) Inc.
                                       Touring Productions, Inc.
International Music Tour II (USA) Inc.
                                       Tremont Street Theatre Corporation
International Music (Canada) Inc.        II, Inc.

Irving Plaza Concerts, Inc.            Tuneful Company, Inc.

Magicsports-Grand Slam                 Warrenton Street Theatre Corp.
  Management, Inc.
                                       West Coast Amphitheater Corp.
Magicworks Concerts, Inc.
                                       Wolfgang Records
Magicworks Entertainment Incorporated

Magicworks Entertainment
  International, Inc.

PACE Milton Keynes, Inc.

and as a Director of:                  SFX Entertainment, Inc.

                                       SFX Radio Network, Inc.

                                       Financial Advisory Management
                                         Enterprises, Inc.

                                       The Album Network, Inc.


and as Attorney-in-fact of:            Concert Productions International B.V.


Dated:  February 12, 1999              /s/ Thomas P. Benson
                                       ----------------------------------------
                                       Thomas P. Benson